EXHIBIT 4.9

No: 0442 9
See Reverse for Certain Abbrevations
CUSIP 2S74bU 10 9
Shares
Number
DRP 000000
Common Stock
Incorporated under the Laws of the Commonwealth of Virginia
This certificate is transferable in Richmond, Virginia or New York, New York
This Certifies that
SPECIMEN
Is the Owner of
Fully Paid and Non-Assessable Shares of the Common Stock without Par Value of
Dated
Countersigned and Registered: Dominion Resources, Inc., Richmond, VA By
Transfer Agent and Registrar
Authorized Signature
Corporate Secretary
President

Dominion Resources, Inc.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
JT TEN - as joint tenants with right of survivorship and not as tenants in common
TEN ENT - as tenants by the entireties with right of survivorship
TEN COM - as tenants in common
UNIF TRNSFRS MIN ACT- Custodian
(Cust)
(Minor)
under Uniform Transfers to Minors Act
(State)
TOD SUBJ TO STA TOD RULES- TOD
(Owner)
(Beneficiary)
as transfer on death subject to the Securities Transfer Association Transfer on Death rules and not as POD (payable on death)
Additional abbreviation may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
SIGNATURE
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.